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                                                               EXHIBIT 99.1

Name and address of each Seller and the number of shares of Issuer Common Stock
Acquired pursuant to the Purchase Agreement
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                                                                        Number of Shares of Issuer Common Stock
                        Name and                                                        Acquired
                        Address
                  -----------------------------                         ---------------------------------------
                  Anthony Escamilla
                  200 West 85th Street, Apt. 2B                                         1,040,541
                  New York, NY 10024

                  James Platek
                  45 Robin Street                                                         416,216
                  Rockaway Twp., NJ 07866

                  Gregory Martini
                  11157 Snider Rd.                                                      1,040,541
                  Cincinnati, OH 45249

                  LongView Partners, Inc.
                  RD 2, Box 401                                                           693,694
                  Rhinebeck, NY 12572

                  Spencer Levy
                  11 Waverly Place, #6H                                                   345,847
                  New York, NY 10003

                  Robert M. Platek
                  5 Halls Lane                                                          2,185,135
                  Rye, NY 10580

                  Redstone Partners, Inc.
                  720 Milton Road, Suite J3                                             1,040,541
                  Rye, NY 10580

                  Ajay K. Arora
                  42-52 Layton Street, Suite 2E                                           728,376
                  Elmhurst, NY 11373

                  Helen Go Ong Hai
                  2503 El Dorado Ave.                                                   3,017,568
                  Rancho Vijo, TX 78575

                  SRU Inc.
                  8962 E. Hampton Ave., #186                                            1,040,541
                  Denver, CO 80237
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